Exhibit 10.38

DIAMONDBACK ENERGY, INC.
2012 EQUITY INCENTIVE PLAN
NOTICE OF AMENDMENT OF OUTSTANDING
RESTRICTED STOCK UNIT AWARD CERTIFICATE

Name of Participant

RSU Award (#)

Number of Shares:

Date of Grant:	October 11, 2012

Effective Date of this Amendment:	April 5, 2013

This is an amendment of the Restricted Stock Unit Award Certificate (the “Award”) entered into between you (“Participant”) and Diamondback Energy, Inc., a Delaware corporation (the “Company”), which was previously granted to you on the Offer Grant Date designated above (the “Prior Agreement”). Your outstanding Award has been amended to change the designated Payment/Settlement Date provisions that determine when the Award will be settled and paid in the form of shares of the Company’s common stock. Prior to this amendment, the Prior Agreement stated that shares of common stock will be paid on the specified vesting dates, except Restricted Stock Units that vest on the Date of Grant will not be settled until the first business day coincident with or next following the date of expiration of the lock-up agreement entered into by the Company and certain officers and Directors in connection with the Company’s initial public offering. The expiration of the lock-up agreement on April 9, 2013 does not occur during an open trading window under the Company’s insider trading policy. The revised Payment/Settlement Dates under this Award amendment reflects the extension of the Payment/Settlement Date until the first business day coincident with or next following the first open trading window to occur after the Effective Date of this Amendment (currently contemplated to begin two days after the Company’s earnings release for the first fiscal quarter).
Payment Date
The Payment/Settlement Date specified in your Award for RSUs is hereby amended to change the settlement date when stock is transferred under the Award as follows:

Payment/Settlement Date:
Shares of common stock will be paid on the specified vesting dates, except Restricted Stock Units that vest on the Date of Grant and on or before the first open trading window to occur after the Effective Date of this Amendment will not be settled until the first business day coincident with or next following the date of the first open trading window to occur after the Effective Date of this Amendment, but not later than December 31, 2013.

Exhibit 10.38

Agreement
By your signature and the signature of the Company’s representative below, you and the Company agree that this amended Restricted Stock Unit Award Certificate is granted under and governed by the terms and conditions of the Diamondback Energy, Inc. 2012 Equity Incentive Plan and the Prior Agreement, which is incorporated herein by this reference. PLEASE READ SUCH PRIOR AGREEMENT IN CONJUNCTION WITH THIS NOTICE OF AMENDMENT.

Participant:			Diamondback Energy, Inc.

		, an individual			, an individual

Dated:	April , 2013		Dated:	April , 2013

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